EXECUTION VERSION

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE THEY ARE BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. INFORMATION THAT HAS BEEN OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”

waiver and SIXTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS WAIVER AND SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Sixth Amendment”), dated as of March 27, 2024, is entered into by and among Consolidated Amusement Holdings, LLC, a Nevada limited liability company (the “Borrower”), the Affiliates of the Borrower identified on the signature pages hereto (collectively, the “Guarantors”), the financial institutions identified on the signature pages hereto (collectively, the “Lenders”), and Bank of America, N.A., as Administrative Agent, Swingline Lender and L/C Issuer, with reference to the following facts:

RECITALS

A.The Borrower, the Guarantors, the Lenders, and Bank of America as Administrative Agent, Swingline Lender and L/C Issuer are parties to a Second Amended and Restated  Credit Agreement, dated as of March 6, 2020, as amended by a Waiver and First Amendment to Second Amended and Restated Credit Agreement dated as of May 15, 2020 (the “First Amendment”), by a Waiver and Second Amendment to Second Amended and Restated Credit Agreement dated as of August 7, 2020 (the “Second Amendment”), by a Waiver and Third Amendment to Second Amended and Restated Credit Agreement dated as of November 8, 2021 (the “Third Amendment”), by a Fourth Amendment to Second Amended and Restated Credit Agreement dated as of November 29, 2022 (the “Fourth Amendment”) and by a Waiver and Fifth Amendment to Second Amended and Restated Credit Agreement dated as of March 30, 2023 (the “Fifth Amendment”  and collectively with the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, and Second Amended and Restated Credit Agreement, the “Credit Agreement”), pursuant to which the Lenders provide a revolving credit facility to the Borrower in an aggregate amount of up to $55,000,000.00.

B.Borrower has reported to Administrative Agent and the Lenders that, due to the impacts on the exhibition industry as a result of the prolonged nature of the 2023 strikes of the Writers Guild of America and the Screen Actors Guild  against the Alliance of Motion Picture and Television Producers,  Borrower has been unable to maintain Liquidity in excess of $3,000,000 as of February 29, 2024 in violation of Section 9 of the Second Amendment, which violation constitutes a Default under the Credit Agreement (the “Liquidity Default”).

C.The parties are entering into this Sixth Amendment by which the Lenders will waive the Liquidity Default and the parties will amend and supplement the Credit Agreement as set forth below.

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NOW, THEREFORE, the parties hereby agree as follows:

1. Recitals.  All of the foregoing recitals and statements are hereby affirmed by the Loan Parties as true statements of fact and may be used as binding admissions in a court of law or equity, or other judicial or non-judicial proceedings.

2. Defined Terms.    Any and all initially capitalized terms used in this Sixth Amendment without definition (including, without limitation, in the recitals to this Sixth Amendment) shall have the respective meanings set forth for such terms in the Credit Agreement.

3. Waiver of Liquidity Default.  To the fullest extent necessary, each of the Administrative Agent and Lenders hereby waive the Liquidity Default.  Such waiver shall constitute a waiver of only the Liquidity Default, and shall not constitute a waiver of the Borrower’s obligation to comply with the Credit Agreement, as amended, on any other occasion or occurrence, including without limitation, the Borrower’s obligation to comply with all applicable covenants in the Credit Agreement, including any and all financial covenants, on a going-forward basis.

4. Amendments to Credit Agreement.
4.1. Extension of Maturity Date. The definition of “Maturity Date” set forth in Section 1.01 of the Credit Agreement is amended and restated to read as follows:

“Maturity Date” means the date that is August 18, 2025;  provided,  however, that if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.

4.2. PIK Interest. Section 2.08(d) of the Credit Agreement is amended and restated to read as follows:

“(d)Borrower agrees to pay additional interest on the unpaid principal balance of the Loan at the rate of (i) one-half of one percent (0.50%) per annum commencing on January 1, 2024 and continuing until December 31, 2024 and (ii) one and one-half of one percent (1.50%) per annum commencing on January 1, 2025 and continuing until the Loan is paid in full (the “PIK Interest”).  The PIK Interest shall accrue but not be due and payable until the earlier of (i) the Maturity Date or (ii) the date on which the Loan is paid in full; provided,  however, in the event that the Loan is repaid in full prior to April 1, 2024, the Lenders shall waive (and forgive) the obligation of Borrower to pay the PIK Interest.”

4.3. Dispositions of Real Property. Section 2.05(b) of the Credit Agreement is amended to include the following provisions:
A.

“Notwithstanding anything to the contrary in this Section 2.05 or elsewhere in the Credit Agreement, if Reading or any Loan Party (including any direct or indirect subsidiary of Reading (collectively, the “Borrower Group”) sells one or more of the following properties (each a “Reading Sale Property” and collectively, the “Reading Sale

Properties”) prior to the Maturity Date, then Borrower covenants and agrees to cause to be paid to Lender as a mandatory pre-payment of principal an amount equal to [***] of the Net Property Sale Proceeds (as defined below) with such amount to be applied to the Loan’s principal balance,  in inverse order of maturity, within ten (10) Business Days of receipt of such Net Property Sale Proceeds by any member of the Borrower Group.

For purposes of this paragraph,

(A)	the term “Reading Sale Properties” shall mean the following real properties:

[***]

(B)

The term “sell” shall mean any sale by the owner of its fee interest in such property in a transaction that is treated as a sale under GAAP, and shall not include any financing, lease, license, sale and leaseback, or other transaction not treated as a sale under GAAP.

(C)	The term “Net Property Sale Proceeds” shall mean the net proceeds remaining from the sale of any Reading Sale Property, after taking into account:
(i)	The payoff of any amounts owed to any lender for which such Reading Sale Property serves as collateral, including, without limitation any pre-payment fee or penalty;
(ii)	Any cash amounts necessary for the applicable member of the Borrower Group to maintain in order to ensure continuous compliance with lender covenants;
(iii)	Payment of any broker commissions;
(iv)	Payment of any taxes applicable to the sale of such Reading Sale Property, including, without limitation, any transfer, stamp, documentary, recording, withholding or capital gains tax;
(v)

Any other out-of-pocket transaction costs related to the sale of such Reading Sale Property, including, without limitation, reasonable attorneys and consultants fees and expenses, marketing expenses, title insurance, and costs to be paid to any title company and/or escrow agent;

(vi)	Until released, any amounts in the nature of a hold back or earn out, whether or not held in escrow; and

(vii)

Any amounts not transferable to the United States due to any currency laws or limitation on the expatriation of funds from Australia or New Zealand, until such time as such funds may be legally transferred.

B.

If the Borrower Group sells [***] prior to the Maturity Date, then Borrower covenants and agrees to cause to be paid to Lender the [***] Pre-Payment Amount (as defined below) as a mandatory pre-payment of principal with such amount to be applied to the Loan’s principal balance, in inverse order of maturity, within ten (10) Business Days of receipt of such Net Property Sale Proceeds by any member of the Borrower Group. The [***] Pre-Payment Amount shall be defined as [***].

C.	Nothing in this mandatory prepayment covenant shall require that any member of the Borrower Group sell any Reading Sale Property or the [***] Property.”
4.4. Mandatory Principal Prepayments. Section 4.3 of the Third Amendment is amended and restated to read as follows:

“Borrower shall make the following principal payments on the Loan:

Date	Principal Payment Amount
On the date of the Sixth Amendment	$275,000.00
July 5, 2024	$500,000.00
August 5, 2024	$500,000.00
September 5, 2024	$500,000.00
October 4, 2024	$500,000.00
November 5, 2024	$500,000.00
December 5, 2024	$500,000.00
January 6, 2025	$500,000.00
February 5, 2025	$500,000.00
March 5, 2025	$500,000.00
April 4, 2025	$500,000.00

May 5, 2025	$500,000.00
June 5, 2025	$500,000.00
July 3, 2025	$500,000.00
August 5, 2025	$500,000.00
Maturity Date	The remaining outstanding balance of the Loans

4.5. Liquidity Covenant. The monthly Liquidity Covenant set forth in Section 9 of the Second Amendment is deleted in its entirety.
5. [***].

6. General Release.  From and after the effective date of this Sixth Amendment, the Borrower and each Guarantor hereby agrees that, without any further act, the Administrative Agent, each Lender and each other Secured Party is fully and forever released and discharged from any and all claims for damages or losses to the Borrower, any Guarantor, or to any property of the Borrower or any Guarantor (whether any such damages or losses are known or unknown, foreseen or unforeseen, or patent or latent), including, without limitation, any tort claim, demand, action or cause of action of any nature, whatsoever, arising under or relating to the Credit Agreement or the other Loan Documents or any of the transactions related thereto, in each case, prior to the date hereof, and the Borrower and each Guarantor hereby waive application of California Civil Code Section 1542.  The Borrower and each Guarantor certify that they have read the following provisions of California Civil Code Section 1542:

A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party.

The Borrower and each Guarantor understands and acknowledges that the significance and consequence of this waiver of California Civil Code Section 1542 is that even if the Borrower or such Guarantor should eventually suffer additional damages arising out of the facts referred to above, it will not be able to make any claim for those damages.  Furthermore, the Borrower and each Guarantor acknowledge that they intend these consequences even as to claims for damages that may exist as of the date of this release but which the Borrower or such Guarantor does not know exist, and which, if known, would materially affect the Borrower’s or such Guarantor’s decision to execute this Sixth Amendment, regardless of whether the Borrower’s or such Guarantor’s lack of knowledge is the result of ignorance, oversight, error, negligence, or any other cause.

7. Conditions Precedent. This Sixth Amendment shall become effective as of the date first set forth above upon satisfaction of the following conditions:

7.1. This Sixth Amendment. The Administrative Agent shall have received this Sixth Amendment duly executed by the Borrower, the Guarantors, and each of the Lenders, as applicable;

7.2. Principal Pay Down. Administrative Agent has received a principal payment of $275,000.00;

7.3. Accrued Interest. Administrative Agent has received the payment all accrued and outstanding interest (other than PIK Interest) on the Loan;

7.4. Reading Guaranty.  Administrative Agent shall have received a Continuing and Unconditional Guaranty duly executed by Reading, the form of which shall be subject to the sole and absolute discretion of Administrative Agent.

7.5. Officer’s Certificates.  Administrative Agent shall have received officer’s certificates and resolutions authorizing this Sixth Amendment (including, without limitation, an officer’s certificates and resolutions from Reading authorizing the Guaranty,  in form and substance acceptable to Administrative Agent);

7.6. Due Diligence. Administrative Agent and Lenders have received and are reasonably satisfied with all reports, inspections, and examinations required by Administrative Agent and Lenders; and

7.7. Fees and Expenses. The Administrative Agent shall have received all fees, expenses and other amounts that have been invoiced by Administrative Agent to Borrower on or before the date hereof.

8. Reaffirmation and Ratification.    The Borrower and each Guarantor hereby reaffirms, ratifies and confirms its Obligations under the Credit Agreement and all other Loan Documents and acknowledges that all of the terms and conditions of the Credit Agreement and all other Loan Documents, except as otherwise provided herein or therein, remain in full force and effect.  The Borrower and each Guarantor further acknowledges and agrees that the liens, security interests, pledges, and assignments created by the Credit Agreement and Loan Documents are valid, effective, properly perfected, and enforceable liens, security interests, pledges, and assignments, and hereby reaffirms the grant of all liens, security interests, pledges, and assignments which each has previously granted to the Administrative Agent and Lenders.

9. Acknowledgements.    The Loan Parties acknowledge and agree that as of the effective date of this Sixth Amendment: (i) the Indebtedness is just, due, and owing, without any right of any Loan Party to setoff, recoup, or counterclaim; (ii)  the Administrative Agent and Lenders have fully performed all of their obligations under the Credit Agreement and Loan Documents and are not in default under any terms, provisions, or conditions of the Credit Agreement or the Loan Documents, and in addition, no circumstances exist under which Administrative Agent and Lenders may be deemed in default merely upon service of notice or passage of time or both; and (iii) the Loan Parties have no defenses to the Indebtedness, the Credit Agreement, or the Loan Documents.

10. Representations and Warranties.  Each of the Loan Parties hereby confirms that all representations and warranties of the Loan Parties contained in Article V of the Credit Agreement, as applicable, continue to be true and correct in all material respects after giving effect to this Sixth Amendment, except: (i) for representations and warranties which are qualified by the inclusion of a materiality standard, which representations and warranties shall be true and correct in all respects; and (ii) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date;  provided, in each case, that any representation or warranty which is qualified by reference to Material Adverse Effect shall exclude events, circumstances, occurrences or conditions arising from the COVID-19 pandemic.

11. Events of Default. After giving effect to this Sixth Amendment, no Default nor any Event of Default has occurred and is continuing under the Credit Agreement.

12. Integration.  This Sixth Amendment constitutes the entire agreement of the parties in connection with the subject matter hereof and cannot be changed or terminated orally.  All prior agreements, understandings, representations, warranties and negotiations regarding the subject matter hereof, if any, are merged into this Sixth Amendment.

13. Counterparts.  This Sixth Amendment may be executed in multiple counterparts, each of which when so executed and delivered shall be deemed an original, and all of which, taken together, shall constitute but one and the same agreement.

14. Governing Law. This Sixth Amendment shall be governed by, and construed and enforced in accordance with, the internal laws (as opposed to the conflicts of law principles) of the State of New York.

[Rest of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Sixth Amendment by their respective duly authorized officers as of the date first above written.

BORROWER:

CONSOLIDATED AMUSEMENT HOLDINGS, LLC,  a Nevada limited liability company

By:       /s/ Gilbert Avanes

Gilbert Avanes
Chief Financial Officer

GUARANTORS:

CONSOLIDATED ENTERTAINMENT, LLC,

a Nevada limited liability company

By:       /s/ Gilbert Avanes

Gilbert Avanes
Chief Financial Officer

ANGELIKA FILM CENTER MOSAIC, LLC,

a Nevada limited liability company

By:       /s/ Gilbert Avanes

Gilbert Avanes
Chief Financial Officer

ANGELIKA FILM CENTERS LLC,

a Delaware limited liability company

By:       /s/ Gilbert Avanes

Gilbert Avanes
Chief Financial Officer

READING CINEMAS NJ, INC.,

a Delaware corporation

By:       /s/ Gilbert Avanes

Gilbert Avanes
Chief Financial Officer

CONSOLIDATED CINEMA SERVICES, LLC,

a Nevada limited liability company

By:       /s/ Gilbert Avanes

Gilbert Avanes
Chief Financial Officer

READING MURRIETA THEATER, LLC,

a Nevada limited liability company

By:       /s/ Gilbert Avanes

Gilbert Avanes
Chief Financial Officer

KAHALA CINEMA COMPANY, LLC,

a Nevada limited liability company

By:       /s/ Gilbert Avanes

Gilbert Avanes
Chief Financial Officer

KAAHUMANU CINEMAS, LLC,

a Nevada limited liability company

By:       /s/ Gilbert Avanes

Gilbert Avanes
Chief Financial Officer

READING CONSOLIDATING HOLDINGS, INC.,

a Nevada corporation

By:       /s/ Gilbert Avanes

Gilbert Avanes
Chief Financial Officer

KMA CINEMAS, LLC,

a Nevada limited liability company

By:       /s/ Gilbert Avanes

Gilbert Avanes
Chief Financial Officer

CARMEL THEATRES, LLC,

a Nevada limited liability company

By:       /s/ Gilbert Avanes

Gilbert Avanes
Chief Financial Officer

READING FOOD SERVICES, LLC,

a Nevada limited liability company

By:       /s/ Gilbert Avanes

Gilbert Avanes
Chief Financial Officer

ADMINISTRATIVE AGENT AND LENDERS:

BANK OF AMERICA, N.A.,

as Administrative Agent

By:

Name:

Title:

BANK OF AMERICA, N.A.,

as a Lender, L/C Issuer and Swingline Lender

By:

Name:

Title:

BANK OF HAWAII,

as a Lender

By:

Name:

Title: